Exhibit 99.1

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



The undersigned hereby certifies, in his capacity as an officer of Viral Genetics, Inc. (the "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

  * the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  * the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 19, 2002



/s/ Haig Keledjian
Chief Executive and Financial Officer